COHEN & STEERS REALTY INCOME FUND, INC.

CLASS A, CLASS B, CLASS C AND CLASS I SHARES

SUPPLEMENT DATED FEBRUARY 29, 2008

TO THE PROSPECTUS DATED MAY 1, 2007

The information below supplements and replaces the information in “Management of the Fund — Portfolio Managers”:

The Fund’s portfolio managers are:

Martin Cohen — Mr. Cohen is a director and co-chairman of the Fund. He is co-chairman and co-chief executive officer of the Advisor and CNS and vice president of Cohen & Steers Securities, LLC, the Fund’s distributor (the Distributor).

Robert H. Steers — Mr. Steers is a director and co-chairman of the Fund. He is co-chairman and co-chief executive officer of the Advisor and CNS and vice president of the Distributor.

Joseph M. Harvey — Mr. Harvey is a vice president of the Fund. He joined the Advisor in 1992 and currently serves as president of the Advisor and CNS.

William S. Scapell—Mr. Scapell is a vice president of the Fund. He joined the Advisor in 2003 and currently serves as senior vice president of the Advisor and CNS. Prior to joining the Advisor, Mr. Scapell was a director in the fixed-income research department of Merrill Lynch & Co., Inc., where he was also its chief strategist for preferred securities. Mr. Scapell is a Chartered Financial Analyst.

Thomas Bohjalian—Mr. Bohjalian is a vice president of the Fund. He joined the Advisor in 2002 and currently serves as senior vice president of the Advisor and CNS. Prior to joining the Advisor, Mr. Bohjalian was a vice president and REIT analyst for five years at AEW Capital Management.